                                                                     Exhibit 4.1

 NUMBER                                                         SHARES
 ------                                                         ------
SPECIMEN                                                       SPECIMEN

                                                            See Reverse for
                                                          Certain Definitions

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             ORMAT TECHNOLOGIES, INC.
    The Corporation is authorized to issue 200,000,000 shares of Common Stock
                                 $.001 Par Value

                    (SEE RESTRICTIONS ON TRANSFER ON REVERSE)

This Certifies that ____________________________________________ is the owner of

_________________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the

Corporation.

Dated _________________________

_______________________________                  _______________________________
Chairman                                         Secretary

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common     UNIF GIFT MIN ACT--......Custodian..........
TEN ENT  --as tenants by the                           (Cust)           (Minor)
           entireties                                  under Uniform Gifts to
JT TEN   --as joint tenants with                       Minors Act...............
           right of survivorship                                     (State)
           and not as tenants
           in common

     Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named

Corporation with full power of substitution in the premises.

Dated, ________________________

                                          ______________________________________

            In presence of

__________________________________________

"The securities evidenced by this certificate have not been registered under the
Securities Act of 1933 or applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless
(a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or
(b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or this corporation otherwise satisfies itself that such transaction is exempt from registration. Neither the offering of the securities nor any offering materials have been reviewed by an administrator under the Securities Act of 1933 or any applicable state law."